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                                                                   EXHIBIT 23(d)


                        [LETTERHEAD OF EADIE AND PAYNE]



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Norwest Corporation:


We consent to the use of our reports dated March 3, 1994 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


/s/ EADIE AND PAYNE


January 6, 1995